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                                AMENDMENT NO. 1

       AMENDMENT NO. 1, dated as of January 31, 2001, among the following:

             (a) CORNELL COMPANIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY");

             (b) each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto (collectively, the "LENDERS"); and

             (c) ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

      The Company, certain of its subsidiaries, the Lenders and the Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement, dated as of July 21, 2000 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company. The Company, the Lenders and the Administrative Agent wish to modify the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

       Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement have the respective meanings given to them therein.

       Section 2. AMENDMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the definition of "Letter of Credit Issuer" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

            ""Letter of Credit Issuer" shall mean (a) ING as issuer of Letters of Credit under Section 2.10 hereof (together with its successors in such capacity) and (b) any other Lender designated by the Administrative Agent and the Company as the "Letter of Credit Issuer" with respect to any such Letter of Credit."

       Section 3. DESIGNATION OF COMERICA BANK AS LETTER OF CREDIT ISSUER. The Administrative Agent and the Company hereby designate Comerica Bank as the "Letter of Credit Issuer" with respect to Letter of Credit number 2750, dated March 29, 1999, in a face amount equal to $59,341.00 issued by Comerica Bank for the account of the Company and for the benefit of Metropolitan Edison Company d/b/a GPU Energy.

      Section 4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Lenders that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof, as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment.

      Section 5. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, subject to the execution and delivery of this Amendment by the Company and Lenders constituting the Majority Lenders.

      Section 6. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                    CORNELL COMPANIES, INC.



                                    By _________________________
                                       Title:



                                    LENDERS

                                    ING (U.S.) CAPITAL LLC



                                    By _________________________
                                       Title:



                                    BANK OF AMERICA, N.A.



                                    By _________________________
                                       Title:



                                    SUNTRUST BANKS, INC.



                                    By _________________________
                                       Title:



                                    COMERICA BANK



                                    By _________________________
                                       Title:



                                    GUARANTY FEDERAL BANK, F.S.B.



                                    By _________________________
                                       Title:



                                    FIRSTAR BANK, N.A.



                                    By _________________________
                                       Title:



                                       -2-
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                                    BHF (USA) CAPITAL CORPORATION



                                    By _________________________
                                       Title:



                                    SOUTHTRUST BANK



                                    By _________________________
                                       Title:



                                    SUMMIT BANK



                                    By _________________________
                                       Title:



                                    ADMINISTRATIVE AGENT
                                    --------------------

                                    ING (U.S.) CAPITAL LLC,
                                      as Administrative Agent



                                    By _________________________
                                       Title:





















                                       -3-